================================================================================
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                 Annual Report
                             New York Tax-Free Funds
--------------------------------------------------------------------------------
                                February 29, 2000
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
NEW YORK TAX-FREE FUNDS
-----------------------
* Interest rates rose and bond prices fell as the Fed tightened monetary policy to constrain inflationary pressures.
* The money market fund benefited from rising rates, but the bond fund was down in a difficult environment.
* A combination of duration and credit strategies helped boost the funds' dividend yields as we positioned the portfolios for the year ahead.
* Municipal yields are currently very attractive compared with the yields on similar taxable alternatives. We are optimistic about the outlook for New York but will closely monitor debt levels within the state.

UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------
     The Federal Reserve raised the federal funds rate three times in 1999 and twice so far in 2000 in a continuing effort to slow economic growth to a pace that will constrain inflationary pressures. As a result of a powerful economy and higher interest rates, many intermediate and longer-term funds posted weak returns during the past 6- and 12-month periods, although the tone of the market began to improve early this year. Only money market funds benefited from rising short-term rates.

MARKET ENVIRONMENT
------------------
             ******************************************************
                             NEW YORK YIELD INDEXES
                             ----------------------
                  New York Bond Index       New York Money Index
2/28/99                   5.16                      2.75
                          5.22                      2.85
                          5.26                      3.9
5/31                      5.36                      3.1
                          5.57                      3.3
                          5.66                      2.9
8/31                      5.85                      3.15
                          6.04                      3.7
                          6.17                      3.35
11/30                     6.1                       3.6
                          6.27                      5.35
                          6.3                       2.75
2/29/00                   6.11                      3.65
             ******************************************************

     The Fed has drawn a clear line in the sand in the face of a persistently strong economy, which surged more than 6% in the second half of 1999. By early 2000, it was evident that domestic demand was not slowing sufficiently to temper the powerful economy, which has been augmented by a recovery in U.S. exports and by increased government spending made possible by soaring tax receipts. In this environment, Fed Chairman Alan Greenspan left no room for doubt that the Fed will remain diligent in its fight to contain inflation.

     Interest rates and municipal bond yields trended upward in response to the Fed's hikes in key short-term rates. After outperforming taxable bonds during the first half of 1999, municipals lost ground in the second half as lower-quality tax-exempt securities, in particular, did poorly. Year-end was particularly challenging for municipal bond funds due to a confluence of events. Municipals began to weaken when some buyers fled into higher-yielding corporate bonds, which flooded the market in the third quarter. In the fourth quarter, normally strong demand from investors waned because of competition from the surging stock market, and from selling to realize tax losses at year-end. Redemptions from municipal bond funds increased as a result of these factors. One factor that aided municipals in 1999 was the relatively light supply of new issues, which was down 21% from the previous year.

     The funds' fiscal year ended on a positive note, however, as prices climbed and long-term municipal yields fell in February along with longer-term Treasury yields. The rally in bond prices began when the Treasury announced its intention to reduce outstanding debt further through the purchase of Treasury bonds. The proposed reduction in federal debt sent shock waves through the bond market as investors scrambled to discern which maturities would be affected most and searched for alternative securities. The Treasury's buyback program led to an inversion of the yield curve, as two-year Treasury yields rose above 30-year yields. The municipal yield curve, however, maintained a positive slope, and the sharp drop in long-term Treasury yields has made similar municipal yields attractive in comparison.

**********************************
In New York, the strength of the
national economy and the bull
market on Wall Street continued
to benefit the state.
**********************************

     In New York, the strength of the national economy and the bull market on Wall Street continued to benefit the state. New York added about 200,000 jobs last year, representing annual growth of 2.6%, which was slightly better than the national rate. However, the rate of job growth was uneven across the state. About 80% of it was downstate while the upstate region, which depends on manufacturing, continued to stagnate.

     Nevertheless, New York's financial condition has been improving during the past few years, and the state has enjoyed budget surpluses each year since 1995. Citing the strong economy, fundamental changes in fiscal management, and controlled spending during this period of revenue growth, Standard & Poor's upgraded the state's credit rating to A+ last November. The rating agency also upgraded all of the state's appropriation-backed debt this March because of the state's ability to manage its finances and meet its debt obligations.

NEW YORK TAX-FREE MONEY FUND
----------------------------
     The New York Tax-Free Money Fund's results surpassed those of the Lipper peer group average for both the 6- and 12-month periods ended February 29, 2000, a reflection of our maturity strategy and the fund's relatively low expense ratio.

             ******************************************************
              PERFORMANCE COMPARISON
              ----------------------
              Periods Ended 2/29/00         6 Months    12 Months
              ---------------------         --------    ---------
              New York Tax-Free
              Money Fund                      1.48%       2.79%
              Lipper New York Tax-Exempt
              Money Market Funds Average      1.45        2.74
             ******************************************************

     During the past six months, the Federal Reserve raised key short-term interest rates three times following two earlier rate hikes, for a total of 125 basis points (100 basis points equal one percentage point). As would be expected, tax-exempt money market yields moved higher by a similar amount. For the entire fiscal year, 30- to 90-day rates rose about 100 basis points, while six-month and one-year note rates climbed 115 and 120 basis points to 4.05% and 4.20%, respectively.

     The short-term municipal yield curve steepened during the 12-month period, as six-month and one-year yields rose more than shorter-term yields. A year ago, this was not the case. For the six months ended February 1999, overnight and weekly securities offered the same average return as a one-year security, so performance was not necessarily influenced by the maturity structure of the portfolio. At the end of February 2000, overnight and weekly investments averaged 3.49% over the past six months while one-year notes averaged 3.98%, a difference of 49 basis points.

     These changes in money market yields benefited performance relative to our peer group. The fund closed the fiscal year with a weighted average maturity of 48 days, 11 days shorter than six months ago and two days shorter than last February. However, our competitors have allowed their maturities to shorten even more, enabling us to provide a higher yield than the average competitor. We expect the Federal Reserve to apply gradual, but persistent, pressure to the fed funds rate until economic growth slows to an acceptable level. It is the Fed's gradual approach that has kept us so far from further shortening our maturity. We believe we can earn the additional yield that the yield curve offers without concern over a quick pickup in rates, and we expect to increase our yield as the move to higher interest rates unfolds in a measured fashion.

NEW YORK TAX-FREE BOND FUND
---------------------------

             ******************************************************
              PERFORMANCE COMPARISON
              ----------------------
              Periods Ended 2/29/00         6 Months    12 Months
              ---------------------         --------    ---------
              New York Tax-Free
              Bond Fund                      -0.63%      -4.47%
              Lipper New York Municipal
              Debt Funds Average             -1.27       -4.72
             ******************************************************

     Returns for both periods cited in the table were negative as interest rates rose steadily. Dividends per share of $0.26 and $0.52, respectively, for the 6- and 12-month periods failed to overcome the decline in net asset value, which raised the six-month dividend yield from 4.98% to 5.21%. However, the fund outperformed the peer group average in both periods as a result of our maturity strategy, purchases made during the past few months, and a lower duration that was closer to a neutral position. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of nine years would fall or rise about 9% in price in response to a one-percentage-point rise or fall in interest rates.)

     Performance was enhanced by our decision late last year to shift assets from securities with seven- to 15-year maturities to those maturing in 20 years or longer. As the Fed tightened during the past eight months, the rise in shorter rates had a greater negative impact on the shorter-term securities, making that area of the yield curve a good place to avoid. The longer-term bonds we purchased suffered less and provided higher income. We have been maintaining a so-called "barbell" maturity structure, emphasizing both extremely short- and long-term securities, and will adopt a "laddered" structure with maturities spread out more evenly once we are comfortable that the Fed has finished raising short-term rates.

     The fund's cash reserves reached their highest level during the summer as we prepared for the possibility of year-end redemptions. This strategy proved beneficial; as the market weakened in the second half, our reserves afforded us the opportunity to buy bonds at lower prices. We have since drawn cash levels down to normal levels as the municipal environment improved.

     Within sectors, we reduced our hospital holdings further as the financial condition of the industry continues to be weak, and we added to tax-backed general obligation bonds because of their relative attractiveness. As with the federal government, tax revenues are increasing within New York state, reducing the need for new borrowing and providing a strong backdrop for state bonds. The fund's dividend yield for the past 12 months was 5.24%, up from 5.10% six months ago and 4.88% at the end of February 1999. (A tax-exempt yield of 5.24% is equivalent to a taxable yield of 8.19% for investors in the 36% income tax bracket.)

OUTLOOK
-------
     The economy has yet to show signs of slowing to a level the Fed would prefer. Rather, available economic data suggest that real GDP growth could approach 5% in the first quarter of 2000. Except for soaring oil and some other commodity prices, overall inflation remains in check. However, the strong pace of economic growth is straining the supply of both labor and products. Cost pressures have been mounting, and the Fed is concerned that they will be reflected in higher inflation. As long as accelerating inflation remains a threat, the Fed is likely to move short-term rates higher in the months ahead.

**********************************
Except for soaring oil and some
other commodity prices, overall
inflation remains in check.
**********************************

     We remain optimistic about the future of the state's credit profile but will closely monitor the high debt levels of both New York State and City, as well as their projected budget gaps for the next few years. Slow growth upstate during a time of unprecedented expansion casts a shadow over the region's ability to manage its financial condition in the event of a downturn. Many states have established "affordability" targets for debt levels, a step New York has yet to take. It is crucial that both state and city governments establish fiscal priorities as mandated tax cuts are phased in.

     Municipal prices have built up some momentum after their February gains. Light municipal supply continues to benefit our segment of the fixed income market, and there has been a slight pickup in cash flows into municipal bond funds. Any slowdown in economic growth as a result of Fed tightening should bode well for the overall bond market. Overall, while the environment for tax-free bonds was negative last year, municipal yields are extremely appealing on an after-tax basis compared with taxable securities.

Respectfully submitted,
/s/
Patrice L. Berchtenbreiter
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund

William F. Snider
/s/
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund

March 24, 2000

       *******************************************************************
     EFFECTIVE APRIL 1, 2000, KONSTANTINE B. MALLAS IS CHAIRMAN OF THE NEW YORK TAX-FREE BOND FUND'S INVESTMENT ADVISORY COMMITTEE, RESPONSIBLE FOR ITS DAY-TO-DAY MANAGEMENT. MR. MALLAS JOINED THE FIRM IN 1987 AND HAS BEEN INVOLVED IN THE TAX-EXEMPT BOND MANAGEMENT PROCESS SINCE 1991. HE IS A VICE PRESIDENT OF
T. ROWE PRICE AND HAS BEEN A MEMBER OF THE FUND'S ADVISORY COMMITTEE SINCE 1994. HE SUCCEEDS WILLIAM F. SNIDER, WHO HAS LEFT T. ROWE PRICE TO PURSUE NEW OPPORTUNITIES.

     This updates the portfolio management section of the New York Tax-Free Bond Fund prospectus dated July 1, 1999.

================================================================================

T. Rowe Price New York Tax-Free Funds
-------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
                                                      8/31/99        2/29/00
NEW YORK TAX-FREE MONEY FUND
----------------------------
Price Per Share                                      $   1.00       $   1.00
-------------------------------------------------------------------------------
Dividends Per Share
    For 6 months                                        0.013          0.015
-------------------------------------------------------------------------------
    For 12 months                                       0.026          0.028
-------------------------------------------------------------------------------
Dividend Yield (7-Day Compound) *                       2.65%          3.31%
-------------------------------------------------------------------------------
Weighted Average Maturity (days)                         59             48
-------------------------------------------------------------------------------
Weighted Average Quality **                          First Tier     First Tier
-------------------------------------------------------------------------------

NEW YORK TAX-FREE BOND FUND
---------------------------
Price Per Share                                      $  10.53       $  10.20
-------------------------------------------------------------------------------
Dividends Per Share
    For 6 months                                        0.26           0.26
-------------------------------------------------------------------------------
    For 12 months                                       0.53           0.52
-------------------------------------------------------------------------------
Dividend Yield *
    For 6 months                                        4.98%          5.21%
-------------------------------------------------------------------------------
    For 12 months                                       5.10           5.24
-------------------------------------------------------------------------------
30-Day Standardized Yield                               4.94           5.25
-------------------------------------------------------------------------------
Weighted Average Maturity (years)                      18.7           17.8
-------------------------------------------------------------------------------
Weighted Average Effective Duration (years)             9.3            9.2
-------------------------------------------------------------------------------
Weighted Average Quality ***                             A+            AA-
-------------------------------------------------------------------------------
* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.
** All securities purchased in the money fund are rated in the two highest categories as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.

================================================================================

T. Rowe Price New York Tax-Free Funds
-------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------
                                                   Percent of     Percent of
                                                   Net Assets     Net Assets
                                                      8/31/99        2/29/00
NEW YORK TAX-FREE MONEY FUND
----------------------------
Prerefunded Bonds                                        12%            18%
-----------------------------------------------------------------------------
Housing Finance Revenue                                  12             14
-----------------------------------------------------------------------------
Dedicated Tax Revenue                                    11             13
-----------------------------------------------------------------------------
Water and Sewer Revenue                                   8             12
-----------------------------------------------------------------------------
Miscellaneous Revenue                                    13              9
-----------------------------------------------------------------------------
General Obligation - Local                                8              9
-----------------------------------------------------------------------------
Nuclear Revenue                                          10              7
-----------------------------------------------------------------------------
Hospital Revenue                                          8              4
-----------------------------------------------------------------------------
Ground Transportation Revenue                             -              4
-----------------------------------------------------------------------------
Electric Revenue                                          4              3
-----------------------------------------------------------------------------
General Obligation - State                                2              3
-----------------------------------------------------------------------------
Educational Revenue                                       7              2
-----------------------------------------------------------------------------
Industrial and Pollution Control Revenue                  3              2
-----------------------------------------------------------------------------
All Other                                                 3              1
-----------------------------------------------------------------------------
Other Assets Less Liabilities                            -1             -1
-----------------------------------------------------------------------------
Total                                                   100%           100%

NEW YORK TAX-FREE BOND FUND
---------------------------
Dedicated Tax Revenue                                    16%            19%
-----------------------------------------------------------------------------
Lease Revenue                                            11             15
-----------------------------------------------------------------------------
Water and Sewer Revenue                                   7              9
-----------------------------------------------------------------------------
Housing Finance Revenue                                   6              8
-----------------------------------------------------------------------------
General Obligation - Local                               10              8
-----------------------------------------------------------------------------
Air and Sea Transportation Revenue                        7              7
-----------------------------------------------------------------------------
Educational Revenue                                       7              7
-----------------------------------------------------------------------------
Hospital Revenue                                         10              6
-----------------------------------------------------------------------------
Prerefunded Bonds                                         4              5
-----------------------------------------------------------------------------
Ground Transportation Revenue                             5              4
-----------------------------------------------------------------------------
Miscellaneous Revenue                                     3              3
-----------------------------------------------------------------------------
Industrial and Pollution Control Revenue                  3              2
-----------------------------------------------------------------------------
All Other                                                10              6
-----------------------------------------------------------------------------
Other Assets Less Liabilities                             1              1
-----------------------------------------------------------------------------
Total                                                   100%           100%

================================================================================

T. Rowe Price New York Tax-Free Funds
-------------------------------------
PERFORMANCE COMPARISON
----------------------
     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

        ****************************************************************

                            Lipper New York
                            Tax-Exempt Money          New York Tax-Free
                          Market Funds Average            Money Fund
          2/90                   10000                      10000
          2/91                   10505                      10479
          2/92                   10889                      10857
          2/93                   11135                      11098
          2/94                   11334                      11303
          2/95                   11612                      11584
          2/96                   11987                      11962
          2/97                   12331                      12310
          2/98                   12708                      12693
          2/99                   13056                      13050
          2/00                   13411                      13414

        ****************************************************************

                         Lehman         Lipper New York        New York
                        Municipal       Municipal Debt         Tax-Free
                       Bond Index       Funds Average         Bond Fund
                       ----------       -------------         ---------
          2/90             10000            10000               10000
          2/91             10992            10731               10773
          2/92             12013            11902               11922
          2/93             13666            13785               13805
          2/94             14423            14578               14676
          2/95             14695            14500               14785
          2/96             16318            15934               16329
          2/97             17217            16653               17149
          2/98             18790            18902               18821
          2/99             19946            19197               19965
          2/00             19530            18325               19072

         ****************************************************************

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 2/29/00               1 Year     3 Years    5 Years    10 Years
---------------------               ------     -------    -------    --------
New York Tax-Free Money Fund         2.79%      2.90%      2.98%       2.98%
New York Tax-Free Bond Fund         -4.47       3.61       5.22        6.67

     Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase. Investments in the Money Fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

================================================================================
T. Rowe Price New York Tax-Free Money Fund
------------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                                  Year
                                 Ended
                               2/29/00   2/28/99   2/28/98   2/28/97   2/29/96
NET ASSET VALUE
Beginning of period           $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
Investment activities
  Net investment income(loss)   0.028*    0.028*    0.031*    0.029*    0.032*
Distributions
  Net investment income        (0.028)   (0.028)   (0.031)   (0.029)   (0.032)
-------------------------------------------------------------------------------
NET ASSET VALUE
End of period                 $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
Ratios/Supplemental Data
Total return**                  2.79%*    2.81%*    3.11%*    2.91%*    3.26%*
-------------------------------------------------------------------------------
Ratio of total expenses to
average net assets              0.55%*    0.55%*    0.55%*    0.55%*    0.55%*
-------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                      2.76%*    2.77%*    3.07%*    2.86%*    3.21%*
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $114,524  $106,119  $ 95,333  $ 82,729  $ 71,040
-------------------------------------------------------------------------------

** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/01.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New York Tax-Free Bond Fund
-----------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                                 Year
                                Ended
                              2/29/00   2/28/99   2/28/98   2/28/97   2/29/96
NET ASSET VALUE
Beginning of period          $ 11.23   $ 11.26   $ 10.80   $ 10.85   $ 10.37
------------------------------------------------------------------------------
Investment activities
  Net investment income(loss)   0.52      0.53      0.57      0.57*     0.58*
  Net realized and
  unrealized gain (loss)       (1.02)     0.13      0.46     (0.05)     0.48
------------------------------------------------------------------------------
  Total from
  investment activities        (0.50)     0.66      1.03      0.52      1.06
------------------------------------------------------------------------------
Distributions
 Net investment income         (0.52)    (0.53)    (0.57)    (0.57)    (0.58)
 Net realized gain             (0.01)    (0.16)         -         -         -
------------------------------------------------------------------------------
 Total distributions           (0.53)    (0.69)    (0.57)    (0.57)    (0.58)
------------------------------------------------------------------------------
NET ASSET VALUE
End of period                $ 10.20   $ 11.23   $ 11.26   $ 10.80   $ 10.85

Ratios/Supplementa Data
Total return**                 (4.47)%   6.08%      9.75%     5.02%*   10.44%*
------------------------------------------------------------------------------
Ratio of total expenses to
average net assets              0.58%    0.59%      0.61%     0.65%*   0.65%*
------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                      4.94%    4.77%      5.16%     5.35%*   5.42%*
------------------------------------------------------------------------------
Portfolio turnover rate        77.5%     55.4%     55.0%     96.9%    116.0%
------------------------------------------------------------------------------
Net assets, end of period
(in thousands)               $180,243  $216,010  $177,393  $144,532  $134,933
------------------------------------------------------------------------------

** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New York Tax-Free Money Fund
------------------------------------------                   February 29, 2000
STATEMENT OF NET ASSETS
-----------------------
                                                             Par         Value
                                                               In thousands

NEW=YORK==100.9%===============================================================
Dormitory Auth. of the State of New York
          VRDN (Currently 3.70%)                         $   1,000   $   1,000
-------------------------------------------------------------------------------
     City Univ. Systems
          7.50%, 7/1/20 (FGIC Insured)
          (Prerefunded 7/1/00+)                              2,065       2,133
-------------------------------------------------------------------------------
          7.625%, 7/1/20 (Prerefunded 7/1/00+)                  75          78
-------------------------------------------------------------------------------
          7.875%, 7/1/17 (Prerefunded 7/1/00+)               2,350       2,426
-------------------------------------------------------------------------------
     Cornell Univ., VRDN (Currently 3.75%)                   1,600       1,600
-------------------------------------------------------------------------------
     Manhattanville College
          7.50%, 7/1/22 (MBIA Insured)
          (Prerefunded 7/1/00+)                                555         573
-------------------------------------------------------------------------------
     Memorial Sloan Kettering Cancer Center
          VRDN (Currently 3.70%)                             3,000       3,000
-------------------------------------------------------------------------------
          VRDN(Currently 3.75%)                              1,500       1,500
-------------------------------------------------------------------------------
     Metropolitan Museum of Art
          VRDN (Currently 3.70%)                             1,605       1,605
-------------------------------------------------------------------------------
     Oxford Univ. Press, VRDN (Currently 3.80%)              1,535       1,535
-------------------------------------------------------------------------------
     State Univ.
          7.25%, 5/15/04 (Prerefunded 5/15/00+)                830         853
-------------------------------------------------------------------------------
          7.375%, 5/15/14 (Prerefunded 5/15/00+)             2,500       2,567
-------------------------------------------------------------------------------
          7.70%, 5/15/12 (Prerefunded 5/15/00+)              2,560       2,634
-------------------------------------------------------------------------------
     Univ. Ed. Fac.
          6.125%, 5/15/20 (Prerefunded 5/15/00+)             1,000       1,004
-------------------------------------------------------------------------------
     Univ. Systems
          7.625%, 7/1/20 (MBIA Insured)
          (Prerefunded 7/1/00+)                                 75          77
-------------------------------------------------------------------------------
Erie County Water Auth.
          VRDN (Currently 3.65%)
          (AMBAC Insured)                                    3,750       3,750
-------------------------------------------------------------------------------

Great Neck Water Auth.
          VRDN (Currently 3.75%) (FGIC Insured)                910         910
-------------------------------------------------------------------------------
Manhasset Union Free School Dist., GO, TAN,
          4.00%, 6/29/00                                     1,000       1,002
-------------------------------------------------------------------------------
Metropolitan Transportation Auth.
          4.25%, 4/1/00 (MBIA Insured)                         600         600
-------------------------------------------------------------------------------
          6.00%, 7/1/19 (Prerefunded 7/1/00+)                  100         100
-------------------------------------------------------------------------------
     TECP, 3.70%, 3/3/00                                     1,000       1,000
-------------------------------------------------------------------------------
Metropolitan Transportation Auth.
     Commuter Fac., 7.50%, 7/1/16 (Prerefunded 7/1/00+)  $   1,000   $   1,032
-------------------------------------------------------------------------------
     Transit Fac., 7.50%, 7/1/19 (Prerefunded 7/1/00+)         100         103
-------------------------------------------------------------------------------
Municipal Assistance Corp. of New York City
          VRDN (Currently 3.98%)                             2,300       2,300
-------------------------------------------------------------------------------
          5.50%, 7/1/00                                        480         483
-------------------------------------------------------------------------------
Nassau County IDA, Cold Spring Harbor Laboratory
          VRDN (Currently 3.75%)                             1,650       1,650
-------------------------------------------------------------------------------
New York City
          5.00%, 8/1/00 (Escrowed to Maturity)                 240         241
-------------------------------------------------------------------------------
          7.25%, 3/15/18 (Prerefunded 3/15/00+)                320         325
-------------------------------------------------------------------------------
          7.25%, 3/15/20 (Prerefunded 3/15/00+)              2,000       2,033
-------------------------------------------------------------------------------
          7.75%, 3/15/04 (Prerefunded 3/15/00+)                500         509
-------------------------------------------------------------------------------
New York City, GO
          VRDN (Currently 3.90%)                               200         200
-------------------------------------------------------------------------------
          VRDN (Currently 4.05%)                             5,000       5,000
-------------------------------------------------------------------------------
New York City Housing Dev.
          VRDN (Currently 3.75%)
          (FNMA Guaranteed)                                  1,000       1,000
-------------------------------------------------------------------------------
     Brittany Dev., VRDN (Currently 3.80%)
          (FNMAGuaranteed) *                                 3,500       3,500
-------------------------------------------------------------------------------
     Multifamily Rental Housing, Columbus Green
          VRDN (Currently 3.75%)
          (FNMA Guaranteed)                                    300         300
-------------------------------------------------------------------------------
     Tribeca Tower
          VRDN(Currently 3.75%) (FNMAGuaranteed) *           2,000       2,000
-------------------------------------------------------------------------------

New York City IDA, American Civil Liberties Fac.
          VRDN (Currently 3.65%)                               917         917
-------------------------------------------------------------------------------
New York City Municipal Water Finance Auth.
     TECP, 3.60%, 4/7/00                                     2,000       2,000
-------------------------------------------------------------------------------
     Water & Sewer System
          VRDN (Currently 3.93%) (FGIC Insured)              5,000       5,000
-------------------------------------------------------------------------------
New York City Transitional Fin. Auth.
          VRDN (Currently 3.90%)                             5,000       5,000
-------------------------------------------------------------------------------
New York City Trust Cultural Resources
     American Museum of National History
          VRDN (Currently 3.65%) (MBIA Insured)              1,000       1,000
-------------------------------------------------------------------------------
          3.70%, 7/1/00 (AMBAC Insured)                      4,000       4,000
-------------------------------------------------------------------------------
New York Environmental Fac.
     State Water Revolving Fund, 6.70%, 6/15/00                625         630
-------------------------------------------------------------------------------
New York State, GO
     TECP, 3.55%, 4/6/00                                 $   1,600   $   1,600
-------------------------------------------------------------------------------
          3.90%, 10/5/00                                     2,000       2,000
-------------------------------------------------------------------------------
New York State Energy Research and Dev. Auth.
          VRDN (Currently 3.90%) *                           3,500       3,500
-------------------------------------------------------------------------------
     Orange and Rockland Utilities
          VRDN (Currently 3.65%) (FGIC Insured)              3,600       3,600
-------------------------------------------------------------------------------
New York State Environmental Fac.
     New York City Municipal Water, 5.10%, 6/15/00             100         100
-------------------------------------------------------------------------------
     State Water Revolving Fund, 4.00%, 10/15/00             1,895       1,895
-------------------------------------------------------------------------------
New York State Housing Fin. Agency
          VRDN (Currently 3.85%) *                           2,900       2,900
-------------------------------------------------------------------------------
          7.80%, 9/15/10 (Prerefunded 9/15/00+)                 35          36
-------------------------------------------------------------------------------
          8.00%, 11/1/08 (Prerefunded 11/1/00+)                875         915
-------------------------------------------------------------------------------
     Normandie Court II Multi-Family
          VRDN (Currently 3.80%) (FHLMCGuaranteed) *         5,000       5,000
-------------------------------------------------------------------------------
New York State Local Gov't. Assistance
          VRDN (Currently 3.70%)                             2,500       2,500
-------------------------------------------------------------------------------
          VRDN (Currently 3.75%)                             2,200       2,200
-------------------------------------------------------------------------------

New York State Medical Care Fac.
          7.875%, 8/15/20
          (Prerefunded 8/15/00+)                             1,150       1,193
-------------------------------------------------------------------------------
     Mental Health Services
          8.00%, 5/1/00 (Escrowed to Maturity)                 100         101
-------------------------------------------------------------------------------
New York State Mortgage Agency
     Homeowner Mortgage, 4.60%, 4/1/00 *                       900         900
-------------------------------------------------------------------------------
New York State Power Auth.
          3.55%, 3/1/00                                      3,000       3,000
-------------------------------------------------------------------------------
          4.00%, 9/1/00                                      1,400       1,400
-------------------------------------------------------------------------------
          6.50%, 1/1/01 (Prerefunded 1/1/01+)                  310         315
-------------------------------------------------------------------------------
          6.75%, 1/1/18 (Prerefunded 1/1/01+)                  365         380
-------------------------------------------------------------------------------
New York State Thruway Auth.
     Highway and Bridge Trust
          4.90%, 4/1/00 (AMBAC Insured)                      1,200       1,201
-------------------------------------------------------------------------------
          6.00%, 4/1/00 (AMBAC Insured)                        875         876
-------------------------------------------------------------------------------
New York State Urban Dev., 7.30%, 4/1/00
           (Escrowed to Maturity)                               50          50
-------------------------------------------------------------------------------
Roslyn Union Free School Dist., GO, TAN,
          4.00%, 6/29/00                                     1,000       1,002
-------------------------------------------------------------------------------
Smithtown Central School Dist., GO, TAN,
          3.80%, 6/26/00                                 $   2,100   $   2,102
-------------------------------------------------------------------------------
St. Lawrence County IDA, ALCOA, VRDN
          (Currently 3.94%) *                                1,700       1,700
-------------------------------------------------------------------------------
Triborough Bridge & Tunnel Auth.
          VRDN (Currently 3.80%) (AMBAC Insured)             4,300       4,300
-------------------------------------------------------------------------------
          6.875%, 1/1/05 (Prerefunded 1/1/01+)                 750         780
-------------------------------------------------------------------------------
          7.00%, 1/1/21 (Prerefunded 1/1/01+)                  350         363
-------------------------------------------------------------------------------
Westchester County, GO, 4.60%, 11/15/00                        500         502
-------------------------------------------------------------------------------
Total New York (Cost  $115,581)                                        115,581

Total=Investments=in=Securities================================================
100.9% of Net Assets (Cost  $115,581)                                $ 115,581

Other Assets Less Liabilities                                           (1,057)

NET ASSETS                                                           $ 114,524
Net Assets Consist of:
Accumulated net investment income -
          net of distributions                                       $       3
Accumulated net realized gain/loss -
          net of distributions                                              (2)
Paid-in-capital applicable to 114,525,998 no par
     value shares of beneficial interest outstanding;
     unlimited number of shares authorized                             114,523

NET ASSETS                                                           $ 114,524

NET ASSET VALUE PER SHARE                                            $    1.00

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
  FGIC  Financial Guaranty Insurance Company
 FHLMC  Federal Home Loan Mortgage Corporation
  FNMA  Federal National Mortgage Association
    GO  General Obligation
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   TAN  Tax Anticipation Note
  TECP  Tax-Exempt Commercial Paper
  VRDN  Variable Rate Demand Note

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New York Tax-Free Bond Fund
-----------------------------------------                     February 29, 2000
STATEMENT OF NET ASSETS
-----------------------
                                                               Par        Value
                                                                 In thousands
NEW=YORK==96.0%================================================================
Albany County Airport Auth.
          5.50%, 12/15/19 (FSA Insured) *                 $     500   $    465
-------------------------------------------------------------------------------
Allegany County IDA
     Hougton College Civic Fac.
          5.00%, 1/15/11                                        520        476
-------------------------------------------------------------------------------
          5.25%, 1/15/18                                        400        346
-------------------------------------------------------------------------------
Dormitory Auth. of the State of New York
     City Univ., 5.75%, 7/1/11 (AMBAC Insured)                2,000      2,066
-------------------------------------------------------------------------------
     Columbia Univ.
          5.00%, 7/1/18                                       1,000        901
-------------------------------------------------------------------------------
          5.00%, 7/1/22                                       2,500      2,203
-------------------------------------------------------------------------------
     Dept. of Health, 5.50%, 7/1/25 (MBIA Insured)            1,500      1,377
-------------------------------------------------------------------------------
     Maimonides Medical Center
          5.75%, 8/1/35 (MBIA Insured)                        1,500      1,428
-------------------------------------------------------------------------------
     New York Medical College
          5.25%, 7/1/12 (MBIA Insured)                        2,110      2,052
-------------------------------------------------------------------------------
     North Shore Health System
          5.50%, 11/1/13 (MBIA Insured)                       3,010      2,995
-------------------------------------------------------------------------------
     Nyack Hosp., 6.00%, 7/1/06                               2,000      1,959
-------------------------------------------------------------------------------
     Rockefeller Univ.
          6.75%, 7/1/11 (Prerefunded 7/1/01+)                 1,365      1,431
-------------------------------------------------------------------------------
     State Univ. Ed. Fac., 7.50%, 5/15/11                     2,300      2,601
-------------------------------------------------------------------------------
     Westchester County Court Fac.
          5.25%, 8/1/14                                       2,500      2,379
-------------------------------------------------------------------------------
          5.25%, 8/1/15                                       2,000      1,883
-------------------------------------------------------------------------------
          5.25%, 8/1/16                                       4,250      3,966
-------------------------------------------------------------------------------
Essex County IDA, PCR, 5.70%, 7/1/16 *                        1,850      1,783
-------------------------------------------------------------------------------
Huntington Housing Auth., Gurwin Jewish Senior Residences
          6.00%, 5/1/39                                         750        611
-------------------------------------------------------------------------------

Long Island Power Auth., 5.25%, 12/1/26                       1,000        867
-------------------------------------------------------------------------------
Metropolitan Transportation Auth.
          5.25%, 4/1/14 (FGIC Insured)                        4,540      4,314
-------------------------------------------------------------------------------
     Commuter Fac., 5.00%, 7/1/11 (AMBAC Insured)             2,000      1,915
-------------------------------------------------------------------------------
     Transit Fac., 4.75%, 7/1/16 (FSA Insured)                1,750      1,516
-------------------------------------------------------------------------------
     Transportation Fac., 5.875%, 7/1/27 (MBIA Insured)       2,300      2,251
-------------------------------------------------------------------------------
Mount Sinai Union Free School Dist., GO
          6.20%, 2/15/17 (AMBAC Insured)                  $   1,025   $  1,085
-------------------------------------------------------------------------------
          6.20%, 2/15/18 (AMBAC Insured)                        515        543
-------------------------------------------------------------------------------
Nassau County, 6.50%, 11/1/13 (FGIC Insured)
          (Prerefunded 11/1/04+)                              1,500      1,633
-------------------------------------------------------------------------------
Nassau County IDA
     Hofstra Univ.
          4.75%, 7/1/28 (MBIA Insured)                        2,500      2,017
-------------------------------------------------------------------------------
          5.00%, 7/1/23 (MBIA Insured)                        2,000      1,721
-------------------------------------------------------------------------------
          6.90%, 1/1/14 (Prerefunded 1/1/05+)                   350        382
-------------------------------------------------------------------------------
          6.90%, 1/1/15 (Prerefunded 1/1/05+)                   375        410
-------------------------------------------------------------------------------
New Rochelle, GO
          6.25%, 3/15/17 (MBIA Insured)                         375        384
-------------------------------------------------------------------------------
          6.25%, 3/15/18 (MBIA Insured)                         400        409
-------------------------------------------------------------------------------
          6.25%, 3/15/19 (MBIA Insured)                         425        434
-------------------------------------------------------------------------------
New York City, GO
          5.25%, 8/1/15                                       1,500      1,392
-------------------------------------------------------------------------------
          5.75%, 10/15/13                                     1,100      1,102
-------------------------------------------------------------------------------
          5.875%, 3/15/12                                     2,345      2,379
-------------------------------------------------------------------------------
          6.00%, 8/1/12                                       1,000      1,021
-------------------------------------------------------------------------------
          6.25%, 8/1/09                                       1,750      1,841
-------------------------------------------------------------------------------
          7.625%, 2/1/14 (Prerefunded 2/1/02+)                  500        533
-------------------------------------------------------------------------------
          7.75%, 8/15/15                                         55         59
-------------------------------------------------------------------------------
          7.75%, 8/15/15 (Prerefunded 8/15/01+)                  35         36
-------------------------------------------------------------------------------

New York City Health and Hosp., Health Systems Bonds
          5.25%, 2/15/17 (AMBACInsured)                       1,500      1,330
-------------------------------------------------------------------------------
New York City IDA
     American Airlines, 5.40%, 7/1/20 *                       1,500      1,284
-------------------------------------------------------------------------------
     Brooklyn Navy Yard Cogeneration, 5.65%, 10/1/28 *        2,500      2,164
-------------------------------------------------------------------------------
     Horace Mann School, 4.90%, 7/1/13 (MBIA Insured)         1,320      1,186
-------------------------------------------------------------------------------
     Nightingale Bamford School, 5.85%, 1/15/20               1,380      1,340
-------------------------------------------------------------------------------
     Terminal One Group Assoc., 6.00%, 1/1/19 *               2,500      2,453
-------------------------------------------------------------------------------
     USTA National Tennis Center
          6.375%, 11/15/14 (FSA Insured)                      1,000      1,047
-------------------------------------------------------------------------------
New York City Municipal Water Fin. Auth.
          5.25%, 6/15/29 (FGIC Insured)                       3,000      2,635
-------------------------------------------------------------------------------
New York City Transitional Fin. Auth.
     Water and Sewer
          5.00%, 6/15/17 (FGIC Insured)                   $   2,000   $  1,781
-------------------------------------------------------------------------------
          5.375%, 6/15/26 (FSA Insured)                       6,000      5,419
-------------------------------------------------------------------------------
          5.875%, 6/15/26                                     5,000      4,840
-------------------------------------------------------------------------------
          VRDN (Currently 3.75%)                              1,400      1,400
-------------------------------------------------------------------------------
          VRDN (Currently 4.05%)                              2,000      2,000
-------------------------------------------------------------------------------
     Future Tax
          5.00%, 5/1/26                                       1,350      1,146
-------------------------------------------------------------------------------
          5.125%, 8/15/21                                     5,000      4,415
-------------------------------------------------------------------------------
          5.75%, 8/15/19                                      5,000      4,897
-------------------------------------------------------------------------------
          6.00%, 8/15/15 (FGIC Insured)                       1,000      1,025
-------------------------------------------------------------------------------
          6.00%, 11/15/24                                     1,500      1,501
-------------------------------------------------------------------------------
New York State, GO
          7.125%, 11/15/16 (Prerefunded 11/15/00+)              500        520
-------------------------------------------------------------------------------
New York State Energy Research and Dev. Auth.,
     Lilco Project
          5.15%, 3/1/16 (MBIA Insured)                        1,000        913
-------------------------------------------------------------------------------

New York State Environmental Fac., PCR
     New York City Municipal Water, 7.50%, 6/15/12              500        514
-------------------------------------------------------------------------------
     State Water Revolving Fund, 5.75%, 6/15/12               1,000      1,027
-------------------------------------------------------------------------------
New York State Housing Fin. Agency
     Service Contract Obligations
          7.375%, 9/15/21 (Prerefunded 3/15/02+)                150        161
-------------------------------------------------------------------------------
     State Univ. Construction
          8.00%, 5/1/11 (Escrowed to Maturity)                1,000      1,192
-------------------------------------------------------------------------------
New York State Local Gov't. Assistance
          5.00%, 4/1/23                                       3,000      2,551
-------------------------------------------------------------------------------
          6.00%, 4/1/14                                       2,000      2,085
-------------------------------------------------------------------------------
New York State Medical Care Fac. Fin. Agency
          6.125%, 2/15/14 (Prerefunded 2/15/04+)                125        131
-------------------------------------------------------------------------------
     Mental Health Services
          6.375%, 8/15/10 (FGIC Insured)
          (Prerefunded 2/15/02+)                                450        472
-------------------------------------------------------------------------------
     New York Hosp.
          6.50%, 8/15/29 (AMBAC Insured)
          (Prerefunded 2/15/05+)                              2,000      2,157
-------------------------------------------------------------------------------
New York State Mortgage Agency
     Homeowner Mortgage
          5.70%, 10/1/17 *                                $   2,120   $  2,061
-------------------------------------------------------------------------------
          5.85%, 10/1/18 *                                    1,185      1,136
-------------------------------------------------------------------------------
          5.95%, 4/1/30 *                                     1,500      1,422
-------------------------------------------------------------------------------
          6.40%, 4/1/27 *                                       965        981
-------------------------------------------------------------------------------
          7.50%, 4/1/26 *                                     2,750      2,954
-------------------------------------------------------------------------------
          7.75%, 4/1/16                                         500        511
-------------------------------------------------------------------------------
New York State Thruway Auth., Highway and Bridge
          5.00%, 4/1/17 (FGIC Insured)                        6,500      5,811
-------------------------------------------------------------------------------
New York State Urban Dev.
     Correctional Capital Fac.
          5.375%, 1/1/25                                      2,500      2,211
-------------------------------------------------------------------------------
          6.00%, 1/1/15 (AMBACInsured)                        4,000      4,080
-------------------------------------------------------------------------------
          7.00%, 1/1/21 (Prerefunded 1/1/02+)                   500        530
-------------------------------------------------------------------------------
     Sr. Lien, 5.375%, 7/1/22                                 6,500      5,936
-------------------------------------------------------------------------------

Niagara County, GO
     Environmental Infrastructure
          5.25%, 8/15/14 (MBIA Insured)                         435        414
-------------------------------------------------------------------------------
          5.25%, 8/15/15 (MBIA Insured)                         335        317
-------------------------------------------------------------------------------
Niagara Frontier Transportation Airport Auth.
     Greater Buffalo Int'l. Airport
          6.125%, 4/1/14 (AMBAC Insured) *                    1,385      1,410
-------------------------------------------------------------------------------
Nyack Union Free School Dist., GO
          5.25%, 12/15/13 (FGIC Insured)                      1,290      1,255
-------------------------------------------------------------------------------
          5.25%, 12/15/15 (FGIC Insured)                        550        526
-------------------------------------------------------------------------------
Oneida County IDA
     St. Elizabeth Medical Center
          5.50%, 12/1/10                                        500        439
-------------------------------------------------------------------------------
          5.625%, 12/1/09                                     1,000        903
-------------------------------------------------------------------------------
          5.75%, 12/1/19                                      1,600      1,305
-------------------------------------------------------------------------------
Port Auth. of New York and New Jersey
          5.50%, 9/1/12 (MBIA Insured) *                        900        896
-------------------------------------------------------------------------------
          5.875%, 7/1/11 *                                    1,000      1,017
-------------------------------------------------------------------------------
          5.875%, 9/15/15 (FGIC Insured) *                    2,000      2,011
-------------------------------------------------------------------------------
          6.125%, 6/1/94                                      1,000      1,025
-------------------------------------------------------------------------------
Port Auth. of New York and New Jersey
          6.50%, 10/1/01 *                                $     600   $    609
-------------------------------------------------------------------------------
          6.50%, 7/15/19 (FGIC Insured) *                     2,000      2,064
-------------------------------------------------------------------------------
          6.50%, 11/1/26 *                                    1,500      1,520
-------------------------------------------------------------------------------
          6.75%, 4/15/26 (MBIA Insured) *                       500        513
-------------------------------------------------------------------------------
     Special Project, 6.75%, 10/1/11 *                        1,000      1,019
-------------------------------------------------------------------------------
Suffolk County, GO, 5.25%, 10/15/14 (FGICInsured)             1,240      1,180
-------------------------------------------------------------------------------
Suffolk County IDA, Jeffersons Ferry, 7.20%, 11/1/19          2,000      1,927
-------------------------------------------------------------------------------
Suffolk County Judicial Fac., John P. Cohalan Complex
          5.75%, 4/15/14 (AMBACInsured)                       4,510      4,540
-------------------------------------------------------------------------------
Syracuse IDA, St. Joseph's Hosp. Health Center
          7.50%, 6/1/18 (Prerefunded 6/1/01+)                 1,000      1,054
-------------------------------------------------------------------------------
Triborough Bridge and Tunnel Auth., 5.00%, 1/1/20             2,060      1,810
-------------------------------------------------------------------------------

United Nations Dev.
          5.30%, 7/1/11                                         910        879
-------------------------------------------------------------------------------
          5.40%, 7/1/14                                         865        816
-------------------------------------------------------------------------------
Westchester County IDA, Wheelabrator
          5.50%, 7/1/09 *                                       370        327
-------------------------------------------------------------------------------
          6.00%, 7/1/08 (AMBAC Insured) *                     2,000      2,084
-------------------------------------------------------------------------------
Yonkers IDA, Civic Fac., St. Joseph Hosp., 6.20%, 3/1/20      1,000        860
-------------------------------------------------------------------------------
Total New York (Cost  $174,735)                                        173,105
-------------------------------------------------------------------------------

PUERTO=RICO==1.7%==============================================================
Puerto Rico Commonwealth
     Highway and Transportation Auth.
          5.00%, 7/1/36                                       1,000        826
-------------------------------------------------------------------------------
          6.375%, 7/1/08 (FSA Insured)                        1,000      1,048
-------------------------------------------------------------------------------
Puerto Rico Commonwealth Infrastructure Fin. Auth.
     Special Tax, 7.75%, 7/1/08                                 340        344
-------------------------------------------------------------------------------
Puerto Rico Municipal Fin. Agency, 5.50%, 8/1/02                820        833
-------------------------------------------------------------------------------
Total Puerto Rico (Cost  $3,026)                                         3,051
-------------------------------------------------------------------------------

U.=S.=VIRGIN=ISLANDS==1.0%=====================================================
Virgin Islands PFA, GO, Gross Receipts Taxes,
          6.50%, 10/1/24                                      1,730      1,711
-------------------------------------------------------------------------------
Total U. S. Virgin Islands (Cost  $1,730)                                1,711

=Total=Investments=in=Securities===============================================
 98.7% of Net Assets (Cost  $179,491)                                 $177,867
 Other Assets Less Liabilities                                           2,376

 NET ASSETS                                                           $180,243

 Net Assets Consist of:
 Accumulated net investment income -
     net of distributions                                             $     10
 Accumulated net realized gain/loss -
     net of distributions                                               (6,339)
 Net unrealized gain (loss)                                             (1,624)
 Paid-in-capital applicable to 17,670,250 no par
 value shares of beneficial interest outstanding;
 unlimited number of shares authorized                                 188,196

 NET ASSETS                                                           $180,243

 NET ASSET VALUE PER SHARE                                            $  10.20

      *  Interest subject to alternative minimum tax
      +  Used in determining portfolio maturity
  AMBAC  AMBAC Indemnity Corp.
   FGIC  Financial Guaranty Insurance Company
   FNMA  Federal National Mortgage Association
    FSA  Financial Security Assurance Corp.
     GO  General Obligation
    IDA  Industrial Development Authority
   MBIA  Municipal Bond Investors Assurance Corp.
    PCR  Pollution Control Revenue
    PFA  Public Facility Authority
   VRDN  Variable Rate Demand Note

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New York Tax-Free Funds
-------------------------------------
STATEMENT OF OPERATIONS
-----------------------
                                                       Money Fund     Bond Fund
                                                              In thousands
                                                           Year           Year
                                                          Ended          Ended
                                                        2/29/00        2/29/00
  Investment Income (Loss)
  Interest income                                    $    3,571    $    11,334
-------------------------------------------------------------------------------
  Expenses
   Investment management                                    384            863
   Custody and accounting                                    94            117
   Shareholder servicing                                     79            166
   Legal and audit                                           13             13
   Prospectus and shareholder reports                        11             23
   Trustees                                                   6              6
   Registration                                               4              4
   Miscellaneous                                              4              5
-------------------------------------------------------------------------------
   Total expenses                                           595          1,197
   Expenses paid indirectly                                  (5)            (3)
-------------------------------------------------------------------------------
   Net expenses                                             590          1,194
-------------------------------------------------------------------------------
  Net investment income (loss)                            2,981         10,140
-------------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                                 -         (6,269)
   Futures                                                    -            124
-------------------------------------------------------------------------------
   Net realized gain (loss)                                   -         (6,145)
  Change in net unrealized gain or loss on securities         -        (14,035)
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     -        (20,180)
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                             $    2,981    $   (10,040)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New York Tax-Free Funds
-------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                               In thousands
                                             Money Fund             Bond Fund
                                      Year                    Year
                                      Ended                  Ended
                                    2/29/00    2/28/99     2/29/00    2/28/99
Increase (Decrease) in Net Assets
Operations
 Net investment income (loss)     $   2,981  $   2,831   $  10,140  $   9,258
 Net realized gain (loss)                 -          -      (6,145)     1,883
 Change in net unrealized
 gain or loss                             -          -     (14,035)       245
-------------------------------------------------------------------------------
 Increase (decrease) in
 net assets from operations           2,981      2,831     (10,040)    11,386
-------------------------------------------------------------------------------
Distributions to shareholders
 Net investment income               (2,981)    (2,831)    (10,140)    (9,258)
 Net realized gain                        -          -        (198)    (2,765)
-------------------------------------------------------------------------------
 Decrease in net assets
   from distributions                (2,981)    (2,831)    (10,338)   (12,023)
-------------------------------------------------------------------------------
Capital share transactions *
 Shares sold                         84,976     87,072      49,752     69,913
 Distributions reinvested             2,890      2,735       8,112      9,548
 Shares redeemed                    (79,461)   (79,021)    (73,253)   (40,207)
-------------------------------------------------------------------------------
 Increase (decrease) in
 net assets from capital
 share transactions                   8,405     10,786     (15,389)    39,254
-------------------------------------------------------------------------------
Net Assets
Increase (decrease)
during period                         8,405     10,786     (35,767)    38,617
Beginning of period                 106,119     95,333     216,010    177,393
-------------------------------------------------------------------------------
End of period                     $ 114,524  $ 106,119   $ 180,243  $ 216,010

* Share information
  Shares sold                        84,976     87,072       4,624      6,222
  Distributions reinvested            2,890      2,735         767        850
  Shares redeemed                   (79,461)   (79,021)     (6,964)    (3,582)
-------------------------------------------------------------------------------
  Increase (decrease)
  in shares outstanding               8,405     10,786      (1,573)     3,490

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New York Tax-Free Funds
-------------------------------------                         February 29, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------
     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The New York Tax-Free Money Fund (the Money
Fund) and the New York Tax-Free Bond Fund (the Bond Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on August 28, 1986. The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost, which approximates fair value.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting prin-ciples. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------
     Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $151,460,000 and $166,236,000, respectively, for the year ended February 29, 2000.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------
     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 29, 2000, the Money and Bond Funds had capital loss carryforwards for federal income tax purposes of $2,000, all of which expires in 2005, and $3,767,000, all of which expires in 2008, respectively. The Money and Bond Funds intend to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the Bond Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 29, 2000. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

          ***********************************************************

          Undistributed net investment income           $       1,000
          Undistributed net realized gain                      (5,000)
          Paid-in-capital                                       4,000

          ***********************************************************

     At February 29, 2000, the costs of investments for the Money and Bond Funds for federal income tax purposes was substantially the same as for financial reporting and totaled $115,581,000 and $179,491,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Bond Fund, net unrealized loss aggregated $1,624,000 at period-end, of which $3,140,000 related to appreciated investments and $4,764,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------
     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $31,000 and $60,000 were payable at February 29, 2000 by the Money and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 29, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group. Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 2001, which would cause the Money Fund's ratio of total expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $70,000 of management fees were not accrued by the Money Fund for the year ended February 29, 2000 and $177,000 remain unaccrued from prior periods. Subject to shareholder approval, the Money Fund may reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Money Fund's ratio of expenses to average net assets to exceed 0.55%.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $134,000 and $211,000, respectively, for the year ended February 29, 2000, of which $14,000 and $27,000, respectively, were payable at period-end.

================================================================================
T. Rowe Price New York Tax-Free Funds
-------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------
To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of New York Tax-Free Money Fund and New York
Tax-Free Bond Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Tax-Free Money Fund and New York Tax-Free Bond Fund (two of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Funds") at February 29, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support- ing the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
March 17, 2000

================================================================================
T. Rowe Price New York Tax-Free Funds
-------------------------------------
   TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/29/00
   ----------------------------------------------------------
     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The Bond Fund's distributions to shareholders included:
          *    $126,000 from short-term capital gains,
          * $72,000 from long-term capital gains, subject to the 20% rate gains category,
          *    $10,183,000 which qualified as exempt-interest dividends.

     The Money Fund's distributions to shareholders included $2,876,000 which qualified as exempt-interest dividends.

================================================================================

T. Rowe Price Shareholder Services
----------------------------------
   INVESTMENT SERVICES AND INFORMATION
   -----------------------------------
               KNOWLEDGEABLE SERVICE REPRESENTATIVES
               -------------------------------------
               BY  PHONE  1-800-225-5132   Available  Monday
               through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

               In Person Available in T. Rowe Price Investor
               Centers.

   ACCOUNT SERVICES
   ----------------
               Checking Available on most fixed income funds
               ($500 minimum).

               Automatic Investing From your bank account or paycheck.

               Automatic  Withdrawal  Scheduled,   automatic
               redemptions.

               Distribution Options Reinvest all, some, or none of your distributions.

               Automated    24-Hour    Services    Including
               Tele*AccessRegistration  Mark and the T. Rowe
               Price  Web  site  on the  Internet.  Address:
               www.troweprice.com

   BROKERAGE SERVICES*
   -------------------
               Individual    Investments   Stocks,    bonds,
               options,    precious   metals,    and   other
               securities at a savings over full-service commission rates. **

   INVESTMENT INFORMATION
   ----------------------
               Combined   Statement  Overview  of  all  your
               accounts with T. Rowe Price.

               Shareholder Reports Fund managers' reviews of their strategies and results.

               T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

               Performance Update Quarterly review of all T.
               Rowe Price fund results.

               Insights Educational reports on investment strategies and financial markets.

               Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas:
               A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

               * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc.,
                              Member NASD/SIPC.
               **             Based  on  a  September   1999
                              survey                     for
                              representative-assisted  stock
                              trades. Services vary by firm,
                              and   commissions   may   vary
                              depending on size of order.

================================================================================
For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with
your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or
obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions,  call 1-800-225-5132
or visit our Web site

Baltimore  Area
Downtown
101 East  Lombard  Street
Owings  Mills
Three Financial Center
4515  Painters  Mill Road

Boston  Area
386  Washington  Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

Tampa
4200 West Cypress  Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         C04-050  2/29/00